                                  EXHIBIT 99.1

                                NOBLE CORPORATION
                                AND SUBSIDIARIES
                              FLEET STATUS UPDATE
                                JANUARY 23, 2003

                                                                  YEAR
                                                                 BUILT/       WATER
RIG                          RIG DESIGN                         REBUILT       DEPTH          LOCATION
---                          ----------                         -------       -----          --------
U.S. GULF OF MEXICO(17)
------------------------

JACKUPS(6)
-----------

Noble Eddie Paul             MLT Class 84-E.R.C.(T)            1976/1995     390'-IC       High Island 538

Noble Leonard Jones          MLT Class 53-E.R.C.(T)            1972/1998     390'-IC       Eugene Island 295


Noble Bill Jennings          MLT Class 84-E.R.C.(T)            1975/1997     390'-IC       Ship Shoal 154


Noble Tom Jobe               MLT Class 82-SD-C(T)(Z)              1982       250'-IC       Vermilion 102


Noble Earl Frederickson      MLT Class 82-SD-C(T)(Z)           1979/1999     250'-IC       West Cameron 29


Noble Carl Norberg           MLT Class 82-C(T)                 1976/1996     250'-IC       East Cameron 82


SEMISUBMERSIBLES(8)
--------------------

Noble Paul Romano            Noble EVA 4000TM(T)               1981/1998      6,000'       Mississippi Canyon 809


Noble Jim Thompson           Noble EVA 4000TM(T)               1984/1999      6,000'       Garden Banks 516

Noble Amos Runner            Noble EVA 4000TM(T)               1982/1999      6,600'       Garden Banks 877






Noble Max Smith              Noble EVA 4000TM(T)               1980/1999      6,000'       South Timbalier 308



Noble Homer Ferrington       F&G 9500 Enhanced Pacesetter(T)   1985/2000      6,000'       East Breaks 759



Noble Lorris Bouzigard       IPF Pentagone(T)                  1975/2002      4,000'*      MS - F&G shipyard


Noble Therald Martin         IPF Pentagone(T)                  1977/2003      4,000'*      MS - F&G shipyard



Noble Clyde Boudreaux        F&G 9500 Enhanced Pacesetter      1987/1999     10,000'       MS - F&G shipyard



SUBMERSIBLES(3)
----------------

Noble Fri Rodli              Transworld                        1979/1998      70'-C        West Cameron 29

Noble Joe Alford             Pace 85                           1982/1997      85'-C        West Cameron 45



Noble Lester Pettus          Pace 85                           1982/1997      85'-C        Eugene Island 27

INTERNATIONAL(38)
------------------

MEXICO JACKUPS(5)
------------------

Noble Lewis Dugger           Levingston Class 111-C(T)         1977/1997     300'-IC       Bay of Campeche

Noble Gene Rosser            Levingston Class 111-C(T)         1977/1996     300'-IC       Bay of Campeche

Noble Sam Noble              Levingston Class 111-C(T)            1982       300'-IC       Bay of Campeche

Noble Johnnie Hoffman        BakMar BMC 300 IC(T)(Z)           1976/1993     300'-IC       Bay of Campeche

Noble John Sandifer          Levingston Class 111-C(T)         1975/1995     300'-IC       Bay of Campeche


                                                       ANTICIPATED
                                                         CONTRACT     DAYRATE
RIG                                 OPERATOR            EXPIRATION    ($000)     COMMENTS
---                                 --------            ----------    ------     --------
U.S. GULF OF MEXICO(17)
------------------------

JACKUPS(6)
-----------

Noble Eddie Paul                 Energy Partners          1/2003       29-31

Noble Leonard Jones                   Nexen               2/2003       30-32     Rate effective 12/11/2003. Bid to Pemex
                                                                                 for a 4/2003 start.

Noble Bill Jennings            Century Exploration        2/2003       27-29     Rate effective 1/04/2003, rig stacked
                                                                                 from 12/21/2002 until 1/03/2003.

Noble Tom Jobe                      Forest Oil            2/2003       24-25     Rate effective 12/15/2002. Option well at
                                                                                 mutually agreed terms and conditions.

Noble Earl Frederickson              Stacked                                     Rig stacked from 1/07/2003. Bid to Pemex
                                                                                 for a 4/2003 start.

Noble Carl Norberg                   El Paso              2/2003       22-24     Rate  effective 10/24/2002. Option well at
                                                                                 mutually agreed terms and conditions.

SEMISUBMERSIBLES(8)
--------------------

Noble Paul Romano                     Shell               3/2003       74-76     Rate effective 1/01/2003 through 1/23/2003,
                                                                                 then $72-74 for +/- 45 days.

Noble Jim Thompson                    Shell               7/2004      154-156

Noble Amos Runner                   Kerr-McGee            8/2004       84-86     Rate effective 12/01/2002 through
                                                                                 +/- 2/02/2003. This well does not reduce
                                                                                 Kerr-McGee's contractual obligation under
                                                                                 its existing long-term contract for the unit.
                                                                                 After this well, rig goes back to contract
                                                                                 rate of $146-148.

Noble Max Smith                      Anadarko             1/2005       89-91     Rate effective 12/9/2002 for +/- 50 days.
                                                                                 Anadarko will receive a 1/2 day credit against
                                                                                 its obligation for each of the days.

Noble Homer Ferrington               Pioneer              3/2005      99-101     Rate effective 9/1/2002 through +/- 2/7/2003. The
                                                                                 contract with Pioneer will reduce Mariner Energy's
                                                                                 outstanding contract commitment day for day.

Noble Lorris Bouzigard               Shipyard                                    Rig has LOI for a +/- 90-day well for Anadarko @
                                                                                 $49-51 to commence +/- 2/15/2003.

Noble Therald Martin                 Shipyard                                    Rig undergoing upgrade/refurbishment to living
                                                                                 quarters and drilling equipment. Anticipate rig
                                                                                 to be available for service in April 2003.

Noble Clyde Boudreaux                Shipyard                                    Engineering complete. Structural steel work
                                                                                 being carried out on hull. Procuring certain
                                                                                 long lead time capital equipment.

SUBMERSIBLES(3)
----------------

Noble Fri Rodli                      Stacked                                     Stacked cold.

Noble Joe Alford                     Stacked                                     Rig stacked since 1/10/2003. LOI from Forest
                                                                                 for one well @ $19-20 for +/- 40 days to
                                                                                 commence +/- 2/10/2003.

Noble Lester Pettus                  Stacked                                     Rig stacked since 12/19/2002.

INTERNATIONAL(38)
-----------------

MEXICO JACKUPS(5)
-----------------

Noble Lewis Dugger                    Pemex               7/2004       56-58

Noble Gene Rosser                     Pemex               4/2005       48-50

Noble Sam Noble                       Pemex               10/2005      49-51

Noble Johnnie Hoffman                 Pemex               7/2005       49-51

Noble John Sandifer                   Pemex               7/2005       49-51


                                NOBLE CORPORATION
                                AND SUBSIDIARIES
                              FLEET STATUS UPDATE
                                JANUARY 23, 2003

                                                                  YEAR
                                                                 BUILT/          WATER
RIG                          RIG DESIGN                         REBUILT          DEPTH           LOCATION
---                          ----------                         -------          -----           --------


BRAZIL JACKUP(1)
-----------------

Noble Dick Favor             BakMar BMC 150 IC (T)             1982/1993        150'-IC        Brazil

BRAZIL SEMISUBMERSIBLE(1)
--------------------------

Noble Paul Wolff             Noble EVA 4000TM (T)              1981/1998      8,900'-DP        Brazil

BRAZIL DRILLSHIPS (3)
---------------------

Noble Leo Segerius           Gusto Engineering Pelican (T)     1981/1996      5,000'-DP        Brazil





Noble Roger Eason            Neddrill (T)                      1977/1997      6,000'-DP        Brazil


Noble Muravlenko             Gusto Engineering Ice Class (T)   1982/1997      4,000'-DP        Brazil

NORTH SEA JACKUPS(8)
--------------------

Noble Al White               CFEM T-2005 C (T)                 1982/1997        360'-IC        Netherlands

Noble Byron Welliver         CFEM T-2005 C (T)                    1982          300'-IC        Denmark

Noble Kolskaya               Gusto Engineering (T)             1985/1997        330'-IC        Netherlands

Noble George Sauvageau       NAM (T)                              1981          300'-IC        Netherlands

Noble Ronald Hoope           MSC/CJ46 (T)                         1982          250'-IC        Netherlands


Noble Piet van Ede           MSC/CJ46 (T)                         1982          250'-IC        Netherlands

Noble Lynda Bossler          MSC/CJ46 (T) (Z)                     1982          250'-IC        United Kingdom


Noble Julie Robertson        Baker Marine Europe Class (T)     1981/2000       390'-IC**       United Kingdom

NORTH SEA
---------
SEMISUBMERSIBLE(1)
-------------------

Noble Ton van Langeveld      Offshore SCP III Mark 2 (T)       1979/2000         1,500'        United Kingdom

WEST AFRICA JACKUPS(6)
----------------------

Noble Tommy Craighead        F&G L-780 MOD II-IC (T)           1982/1990        300'-IC        Nigeria

Noble Percy Johns            F&G L-780 MOD II-IC (T)           1981/1995        300'-IC        Nigeria

Noble Roy Butler             F&G L-780 MOD II-IC (T)           1982/1996        300'-IC        Nigeria

Noble Ed Noble               MLT Class 82-SD-C (T)             1984/1990        250'-IC        Nigeria


Noble Lloyd Noble            MLT Class 82-SD-C (T)             1983/1990        250'-IC        Nigeria


Noble Don Walker             BakMar BMC 150 IC (T)             1982/1992        150'-IC        Nigeria

                                                     ANTICIPATED
                                                      CONTRACT      DAYRATE
RIG                              OPERATOR            EXPIRATION     ($000)      COMMENTS
---                              --------            ----------     ------      --------
BRAZIL JACKUP(1)
----------------

Noble Dick Favor                 Petrobras             3/2003        35-36

BRAZIL SEMISUBMERSIBLE(1)
--------------------------

Noble Paul Wolff                 Petrobras             5/2005       138-140

BRAZIL DRILLSHIPS(3)
--------------------

Noble Leo Segerius               Petrobras             3/2005       109-111     Rig in shipyard through 12/25/2002 for
                                                                                installation of new crane after damage to
                                                                                existing crane boom.  Loss of hire insurance
                                                                                applicable (after satisfaction of 21 day
                                                                                deductible) until 12/25/2002. Loss of hire
                                                                                insurance is 70% of the operating rate of
                                                                                $110,000/day. Rig has experienced 12 days
                                                                                of downtime in 1/2003. Rig is equipped with
                                                                                aluminum alloy riser.

Noble Roger Eason                Petrobras             12/2003       74-76      Rig off contract for BOP repair from 11/23/2002
                                                                                until 11/30/2002. Rig operated without a BOP @ 80%
                                                                                of dayrate through 1/4/2003. Rig on full dayrate
                                                                                as of 1/5/2003.

Noble Muravlenko                 Petrobras             3/2003        58-60

NORTH SEA JACKUPS(8)
--------------------

Noble Al White                  TotalFinaElf           3/2003        81-82      On new rate of $63-64 on +/- 2/1/2003.

Noble Byron Welliver               Maersk              8/2003        62-63

Noble Kolskaya                  Wintershall            3/2003        67-69      Rate effective 12/15/2002.

Noble George Sauvageau              NAM                4/2003        68-70

Noble Ronald Hoope              TotalFinaElf           3/2003        57-59      Next to Venture Production (U.K.) on +/- 3/15/2003
                                                                                for 2 firm wells plus 3 options @ $68-70.

Noble Piet van Ede              Gaz de Franz           3/2003        67-69

Noble Lynda Bossler            ConocoPhillips          2/2003        56-58      Two wells through +/- 2/7/2003 @ $56-58. Next to
                                                                                BP-Netherlands, two wells for +/- 180 days @ $67-69,
                                                                                plus two option wells for +/-130 days @ $71-72.

Noble Julie Robertson                BG                6/2003        87-88      Effective 2/1/2003 rate moves to $67-69 for
                                                                                +/- 60 days, then +/- 75 days @ $64-66.

NORTH SEA
---------
SEMISUBMERSIBLE(1)
-------------------

Noble Ton van Langeveld          Kerr-McGee            6/2003        41-42      On rate of $41-42 from 1/21/2003 for 4 wells,
                                                                                plus 4 option wells.

WEST AFRICA JACKUPS(6)
-----------------------

Noble Tommy Craighead              Addax               4/2003        57-59

Noble Percy Johns                ExxonMobil            4/2003        57-59

Noble Roy Butler               ChevronTexaco           4/2003        51-53

Noble Ed Noble                   ExxonMobil            2/2003        14-16      ExxonMobil exercised its early termination
                                                                                right effective 1/10/2003. Rig on operations
                                                                                support  for +/- 45 days.

Noble Lloyd Noble              ChevronTexaco           2/2003        57-59      ChevronTexaco exercised its early termination
                                                                                right; contract terminates on 2/04/2003 or
                                                                                completion of well then in progress, whichever
                                                                                is earlier.

Noble Don Walker                  Stacked                                       Shell did not exercise option to extend. Rig
                                                                                undergoing five-year survey.

                                NOBLE CORPORATION
                                AND SUBSIDIARIES
                              FLEET STATUS UPDATE
                                JANUARY 23, 2003

                                                                  YEAR
                                                                 BUILT/       WATER
RIG                          RIG DESIGN                         REBUILT       DEPTH          LOCATION
---                          ----------                         -------       -----          --------
ARABIAN GULF JACKUPS(9)
-----------------------

Noble Kenneth Delaney        F&G L-780 MOD II-IC(T)            1983/1998     300'-IC       UAE (Abu Dhabi)

Noble George McLeod          F&G L-780 MOD II-IC(T)            1981/1995     300'-IC       UAE (Abu Dhabi)

Noble Gus Androes            Levingston Class 111-C(T)         1982/1996     300'-IC       Qatar

Noble Chuck Syring           MLT Class 82-C(T)                 1976/1996     250'-IC       Qatar

Noble Crosco Panon           Levingston Class 111-C(T)         1976/2001     300'-IC       Qatar




Noble Charles Copeland       MLT Class 82-SD-C(T)              1979/2001     250'-IC       Qatar

Noble Jimmy Puckett          F&G L-780 MOD II-IC(T)            1982/2002     300'-IC       Qatar

Noble Trident III            MLT 116-C(T)                         1979       300'-IC****   UAE (Dubai)



Noble Dhabi II               Baker Marine-150(T)                  1982       150'-IC       UAE (Dubai)

INDIA JACKUP(1)
---------------

Noble Ed Holt                Levingston Class 111-C(T)         1981/1994     300'-IC       UAE




FAR EAST
--------
SEMISUBMERSIBLES (3)
--------------------

Noble Dave Beard             F&G 9500 Enhanced Pacesetter         1986       10,000'       Dalian, China

Bingo 9000 - 3               Trosvik Bingo 9000                   1999       10,000'***    Dalian, China

Bingo 9000 - 4               Trosvik Bingo 9000                   1999       10,000'***    Dalian, China

----------------------------------------------------------------------------------------------------------------


                                                       ANTICIPATED
                                                        CONTRACT      DAYRATE
RIG                                OPERATOR            EXPIRATION     ($000)      COMMENTS
---                                --------            ----------     ------      --------
ARABIAN GULF JACKUPS(9)
-----------------------

Noble Kenneth Delaney                 NDC                5/2003        53-54

Noble George McLeod                   NDC                6/2003        53-54

Noble Gus Androes                    Maersk              6/2003        49-50

Noble Chuck Syring                   Maersk              6/2003        50-52

Noble Crosco Panon            Elf Petroleum Qatar        2/2003        44-46      Rate effective 1/15/2003 through +/- 2/7/2003.
                                                                                  Rig then will be in shipyard for +/- 35 to
                                                                                  45 days, then commence an 11 well program for
                                                                                  TFE @ $44-45.

Noble Charles Copeland              Petronas             7/2003        55-57

Noble Jimmy Puckett                  Bunduq              4/2003        50-52

Noble Trident III                     DPC                1/2004        40-41      Rig purchased 12/12/2002. Rate effective from
                                                                                  1/13/2003 until 4/12/2003, rate renews every
                                                                                  90 days utilizing a market index basket.

Noble Dhabi II                        ADOC               7/2004        31-32      Rig purchased 12/12//2002.

INDIA JACKUP(1)
---------------

Noble Ed Holt                       Shipyard                                      Rig off contract 12/25/2002. In shipyard for
                                                                                  90-120 days for hull and spud can repairs.
                                                                                  Rig has LOI from ONGC for a three-year contract
                                                                                  @ $48-52 to commence +/- 3/15/2003-4/15/2003.

FAR EAST
--------
SEMISUBMERSIBLES (3)
--------------------

Noble Dave Beard                    Shipyard                                      Completing engineering.

Bingo 9000 - 3                      Shipyard                                      Baredeck hull.

Bingo 9000 - 4                      Shipyard                                      Baredeck hull.

----------------------------------------------------------------------------------------------------------------------------------


(T)    Denotes Top Drive.

(Z)    Denotes Zero Discharge.

(*) Rig to be upgraded to 4,000' utilizing aluminum alloy riser. Estimated timing of aluminum riser deployment: Noble Therald Martin - 2Q 2003; Noble Lorris Bouzigard - +/- 3Q 2003.

(**) Leg extensions being fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.

(***)  Baredeck hull constructed as capable to operate in 10,000' of water.

(****) The rig is currently equipped to operate in 250' of water.

                                     Page 3